CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Chief Executive Officer of the SEI Asset Allocation Trust (the “Trust”), with respect to the Trust’s Report on Form N-CSRS for the period ended September 30, 2017 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: December 8, 2017

/s/ Robert A. Nesher
Robert A. Nesher

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Controller and Chief Financial Officer of the SEI Asset Allocation Trust (the “Trust”), with respect to the Trust’s Report on Form N-CSRS for the period ended September 30, 2017 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: December 8, 2017

/s/ James Hoffmayer
James Hoffmayer